THE ADVISORS' INNER CIRCLE FUND II

                           REAVES SELECT RESEARCH FUND

                      SUPPLEMENT DATED MAY 12, 2009 TO THE
          PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                             DATED NOVEMBER 28, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

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W.H. Reaves & Co., Inc. (the "Adviser"), investment adviser to the Reaves Select
Research Fund (the "Fund"), recently announced that William H. Reaves, Non-Executive Chairman of the Adviser and a portfolio manager of the Fund, intends to retire as of May 31, 2009. Accordingly, effective with such retirement on or about May 31, 2009, all references to Mr. Reaves in the Prospectuses and SAI are hereby removed.

William A. Ferer and Ronald J. Sorenson, who have co-managed the Fund with Mr. Reaves since its inception, will continue to be jointly and primarily responsible for the day-to-day management of the Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 WHR-SK-006-0100